UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 13, 2021
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in more detail below under Item 5.07, on May 13, 2021, the stockholders of Overstock.com, Inc. (the “Company”) approved the Overstock.com, Inc. 2021 Employee Stock Purchase Plan (the “Plan”). The material terms of the Plan are summarized under the heading “Proposal 3—Approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 25, 2021, and which summary is incorporated by reference herein. Such description of the Plan is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)    The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 13, 2021.

(b)    There were 47,559,806 shares of stock eligible to be voted at the Annual Meeting, of which 37,345,022 shares were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders of the Company: (1) elected two directors to a three-year term; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021; and (3) approved the Overstock.com, Inc. 2021 Employee Stock Purchase Plan. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2021. The final results of the voting at the Annual Meeting were as follows:

Proposal 1 - Election of Directors

The individuals named below were elected at the Annual Meeting as Class I members of the Board of Directors, to serve for a term of three years ending in 2024, by the following votes:

Name	For	Withheld	Broker Non-Votes
Barclay F. Corbus	23,449,634	4,229,607	9,665,781
Jonathan Johnson III	27,507,595	171,646	9,665,781

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
36,403,982	815,951	125,089	0

Proposal 3 – Overstock.com, Inc. 2021 Employee Stock Purchase Plan

The proposal to approve the Overstock.com, Inc. 2021 Employee Stock Purchase Plan was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
27,432,403	198,384	48,454	9,665,781

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
10.1	Overstock.com, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex A to the Registrant’s Form DEF 14A (File No. 000-49799) filed on March 25, 2021).
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	May 18, 2021

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